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                                                                    EXHIBIT 23.3



                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 4, 1995, which appears on page F-3 of Polyphase Corporation's Annual Report on Form 10-K for the year ended September 30, 1995.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP


Dallas, Texas
April 29, 1996